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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 25, 2001


                    FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
            (Exact name of Registrant as specified in its charter)




   Virginia                      54-1837743                   001-13731
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)


Item 5. Other Events


1. On October 25, 2001, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing its earnings for the 3rd quarter 2001. The entire text of that press release is being filed herewith and attached as Exhibit 99.1.

2. Friedman, Billings, Ramsey Group, Inc. attaches herewith, as Exhibit 99.2, Condensed Consolidated Statements of Operations, the financial schedule of its operating results for the 3rd quarter 2001.

3. Friedman, Billings, Ramsey Group, Inc. attaches herewith, as Exhibit 99.3, Condensed Consolidated Statements of Operations, the financial schedule of its operating results year-to-date 2001.

4. Friedman, Billings, Ramsey Group, Inc. attaches herewith, as Exhibit 99.4, Financial & Statistical Supplement-Operating Results (unaudited).

5. Friedman, Billings, Ramsey Group, Inc. attaches herewith, as Exhibit 99.5, Friedman, Billings, Ramsey Group, Inc. Long-Term Investment Matrix as of September 30, 2001.


99.1 Press Release dated October 25, 2001.
99.2 Condensed Consolidated Statements of Operations, 3rd quarter 2001.
99.3 Condensed Consolidated Statements of Operations, year-to-date 2001.
99.4 Financial & Statistical Supplement-Operating Results (unaudited).
99.5 Long-Term Investment Matrix as of September 30, 2001.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Date:  October 25, 2001             By: /s/ Emanuel J. Friedman
                                    --------------------------------
                                        Emanuel J. Friedman
                                        Chairman & Co-Chief Executive Officer